Unusual or Infrequent Items Impacting Quarterly Results	12 Months Ended
Sep. 30, 2016
Unusual or Infrequent Items, or Both [Abstract]
Unusual or Infrequent Items Impacting Quarterly Results

13. Unusual or Infrequent Items Impacting Quarterly Results.

On September 30, 2016, the Company received $1,330,000 for an easement granted to the state of Florida over the Company's 25.2 acre terminal facility in Tampa, Florida resulting in a $1,277,000 gain. The easement prohibits residential development on the site and prohibits hotel development on a portion of the site.

On October 20, 2015, the Company received notice from the Claims Administrator for the Deepwater Horizon Economic and Property Damages Settlement Program that the Company’s claim in the amount of $2,106,281 qualifies for payment under the terms of the Economic and Property Damages Settlement Agreement.  On December 18, 2015 BP accepted the Company’s proposal of $2,047,651.  The Company received payment of $1,687,085 on January 6, 2016 net of all contingency fees. This amount is included in other income.

An impairment charge of $2,074,000 was recorded in second quarter 2015 related to the recorded customer relationship intangible asset fair value pertaining to the Pipeline acquisition in November 2013.

Sales, general & administrative expense for the fourth quarter of fiscal 2014 includes a $575,000 unfavorable adjustment to the actuarially assumed expense due to the death prior to retirement of one of the Management Security Plan participants.